Premises and Equipment	12 Months Ended
Dec. 31, 2017
Property, Plant and Equipment [Abstract]
Premises and Equipment
PREMISES AND EQUIPMENT
Premises and equipment consisted of the following at December 31:

(Dollars in thousands)	2017	2016
Land	$89,137	$84,616
Buildings	261,994	239,626
Furniture, fixtures and equipment	129,866	115,775
Total premises and equipment	480,997	440,017
Accumulated depreciation	(149,584)	(133,644)
Total premises and equipment, net	$331,413	$306,373

Depreciation expense was $21.0 million, $20.8 million, and $22.2 million, for the years ended December 31, 2017, 2016, and 2015, respectively.
The Company actively engages in leasing office space available in buildings it owns. Leases have various terms, generally ranging up to 5 years. Total lease income for the years ended December 31, 2017, 2016, and 2015 was $2.4 million, $2.8 million, and $2.4 million, respectively. Income from leases is reported as a reduction in occupancy and equipment expense. The total allocated cost of the portion of the buildings held for lease at December 31, 2017 and 2016 was $6.9 million and $8.7 million, respectively, with related accumulated depreciation of $2.5 million and $3.1 million, respectively.

The Company leases certain branch and corporate offices, land and ATM facilities through operating leases with terms that range from less than one year to 50 years, some of which contain renewal options and escalation clauses under various terms. In addition, some have early termination clauses. Rent expense for the years ended December 31, 2017, 2016, and 2015 totaled $19.1 million, $16.6 million, and $15.4 million, respectively.
Minimum future annual rent commitments under lease agreements for the periods indicated are as follows:

(Dollars in thousands)
2018	$20,697
2019	19,466
2020	17,733
2021	14,437
2022	11,393
2023 and thereafter	36,744
$120,470